EXHIBIT 10(l)

         SUBORDINATED LOAN AGREEMENT FOR EQUITY CAPITAL AMENDMENT
                        EXTENDING THE MATURITY DATE


        Amendment dated as of September 3, 1996 between (the
"Lender") SunAmerica Inc. and SunAmerica Asset Management
Corporation, Inc. (the "Borrower").

        In consideration of the sum of $14,000,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement for Equity Capital dated as of September 3, 1993 and scheduled to mature on September 13, 1996, the Lender agrees to extend the maturity date of said loan until September 13, 1999.

        The interest paid on this Subordinated Loan Agreement for Equity Capital is changed from 7% to 9% per annum, effective as of September 13, 1996.

        IN WITNESS WHEREOF the parties hereto have executed this amendment as of the 3rd day of September 1996.

               SunAmerica Asset Management Corporation, Inc.

               By: /s/ Steve Rothstein
                       SVP, CFO

               SunAmerica Inc.

               By: /s/ James R. Belardi
                       Executive Vice President